Exhibit 99.1

El Pollo Loco Holdings, Inc. Provides Business Update in Light of COVID-19 Pandemic

COSTA MESA, CA – April 8, 2020 – El Pollo Loco Holdings, Inc. (Nasdaq: LOCO) (the “Company”) today provided a business update and announced a series of actions the Company is taking to navigate the COVID-19 global pandemic. The primary goal of the Company’s actions is to ensure the safety of its employees, franchisees and customers while continuing to provide a valued service to its communities during these unprecedented times.
System-wide comparable restaurant sales for the first quarter ended March 25, 2020 decreased 1.5%. Through the end of February, system-wide and company-operated comparable restaurant sales increased 3.7% and 4.2%, respectively, and included positive transaction growth.
The vast majority of El Pollo Loco restaurants are operating on a take-away, mobile pick-up and delivery basis only, as well as maintaining drive-thru operations where available, in light of the government-mandated closures to our dining rooms. Off-premise dining has historically accounted for approximately 78% of sales, including about 45% through our drive thru windows and about 3% via delivery.
“El Pollo Loco remains a people-first company, and as such, the health, safety and wellbeing of our employees, franchisees, customers, and communities remains our top priority,” stated Bernard Acoca, President and Chief Executive Officer of El Pollo Loco. “We are committed to helping our people and partners take care of themselves, their families, and each other during these challenging times. For our franchisees, we are deferring 50% of their April royalties as well as 100% of their 2020 remodel and new build requirements. We are also establishing a support team to assist franchisees in accessing funds and benefits provided by the CARES Act legislation. For our employees, we continue to implement actions to help protect them from the coronavirus while working in our restaurants; we are providing extended sick leave benefits to employees impacted by COVID-19 and we have granted two weeks paid leave for employees who are 65 or older.”
Acoca continued, “Given the magnitude of the impact that the coronavirus has had on the economy to date, we have quickly shifted our marketing to highlight our free delivery, for however long is necessary program with Postmates; our Family Meals as a healthier and affordable option; and our meaningful value platform through our $5 Fire-Grilled Combos. Following these tactical shifts, we remain optimistic that we can grow sales from current levels. Furthermore, we are confident that the actions we are taking position us well for the economic recovery.”

Exhibit 99.1

Additional COVID-19 Commentary

•	As a precautionary measure the Company has enhanced its existing cash position by fully drawing down its $150 million revolving credit facility, adding $34.5 million of cash to its balance sheet.

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The Company has temporarily suspended all but essential capital spending and share repurchase activity, reevaluated essential support center G&A, and fine-tuned its restaurant labor model based on dining room closures and lower sales volumes.

•	To date, the Company has not experienced any significant supply chain issues.

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Given the uncertainty surrounding the depth and duration of the impact of COVID-19, the Company is withdrawing its guidance for fiscal 2020, issued on March 5, 2020. The Company plans to provide an update on its business and financial results on its First Quarter earnings call.

About El Pollo Loco
El Pollo Loco (Nasdaq:LOCO) is the nation’s leading fire-grilled chicken restaurant chain renowned for its masterfully citrus-marinated, fire-grilled chicken and handcrafted entrees using fresh ingredients inspired by Mexican recipes. With more than 480 company-owned and franchised restaurants in Arizona, California, Nevada, Texas, Utah and Louisiana, El Pollo Loco is expanding its presence in key markets through a combination of company and existing and new franchisee development. Visit us on our website at ElPolloLoco.com.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, sales levels, liquidity, prospects, growth, strategies and the industry in which we operate and our outlook as the economy recovers and for fiscal 2020. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.
Further, the preliminary financial results for the company’s first fiscal quarter ended March 25, 2020 included in this press release represent the most current information available to management.   The company’s actual results when reported by the Company may differ from these preliminary results as a result of the completion of the Company’s financial closing procedures, final adjustments, and review by the Company’s independent registered public accounting firm.
While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-

Exhibit 99.1

looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to: the impact of the coronavirus on our company, our employees, our customers, our partners, our industry and the economy as a whole, our franchisees ability to maintain operations in their individual restaurants, our ability to open new restaurants in existing and new markets and to expand our franchise system, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully and the intense competition in the restaurant industry; the adverse impact of economic conditions on our (i) operating results and financial condition, (ii) ability to comply with the terms and covenants of our debt agreements, and (iii) ability to pay or refinance our existing debt or to obtain additional financing; vulnerability to changes in consumer preferences and economic conditions; political and social factors, including regarding trade, immigration and customer preferences; vulnerability to conditions in the greater Los Angeles area; vulnerability to natural disasters given the geographic concentration and real estate intensive nature of our business; increases in chicken and other input costs; our ability to recognize and respond to and effectively manage the impact of social media and our ability to expand our digital business, deliver orders and catering; delayed or canceled future restaurant openings; restaurant closures, due to financial performance or otherwise; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10-K for the year ended December 25, 2019, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission. These filings are available online at www.sec.gov, at www.elpolloloco.com or upon request from El Pollo Loco.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Investor Contact:
Fitzhugh Taylor, ICR
fitzhugh.taylor@icrinc.com
714-599-5200
Media Contact:
Hanna Gray, Edible
hannah.gray@edible-inc.com
323-202-1477